UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2017

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

Amended Purchase Agreement and April Note

As previously reported on its Current Reports on Form 8-K filed with the Securities Exchange Commission (“SEC”) on January 31, 2017 and March 20, 2017, respectively, Staffing 360 Solutions, Inc. (the “Company”) entered into a financing transaction (the “Financing”) on January 25, 2017, pursuant to a Note and Warrant Purchase Agreement (the “Purchase Agreement”) by and between the Company, Jackson Investment Group LLC (the “Purchaser”) and various subsidiaries of the Company, pursuant to which the Company issued to the Purchaser (i) a 6% Subordinated Secured Note (the “Note”) in the aggregate principal amount of $7,400,000, with 50% of the accrued interest on the Note convertible into shares of Common Stock, at the sole election of the Purchaser prior to maturity, at a conversion price equal to $2.00 per share (subject to adjustment), (ii) one warrant (the “Warrant”) to purchase shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and (iii) 1,650,000 shares of Common Stock. In connection with the issuance of the Warrant, the Company and the Purchaser entered into a warrant agreement, which was subsequently amended as reported on the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2017 (the “Warrant Agreement”), which governs the terms of the Warrant.

On April 5, 2017, the Company, the Purchaser and various subsidiaries of the Company entered into an Omnibus Amendment and Reaffirmation Agreement (the “Amended Purchase Agreement”) which, among other things, amended the Purchase Agreement.  Specifically, pursuant to the Amended Purchase Agreement, the Company agreed to issue and sell (i) 667,905 shares of its Common Stock (the “April Commitment Shares”) and (ii) a 6% Subordinated Secured Note (the “April Note”) to the Purchaser in return for total gross proceeds to the Company of $1,650,000.  The April Note accrues interest on the outstanding principal amount at a rate of six percent (6%) per annum. All accrued and unpaid interest on the outstanding principal balance of the April Note shall be due and payable in full on June 8, 2019 (the “Maturity Date”). In the event, however, that the Company’s obligations under that certain Credit and Security Agreement, dated as of April 8, 2015, by and among the Company, MidCap Funding X Trust, as successor-by-assignment to Midcap Financial Trust, and the other parties thereto, are discharged by payment in full in cash or if otherwise consented to in writing by MidCap Funding X Trust, the “Maturity Date” in respect of the April Note will be July 25, 2018. The April Note’s principal is not convertible into shares of Common Stock, however 50% of the accrued interest on the April Note can be converted into shares of Common Stock, at the sole election of the Purchaser prior to maturity, at a conversion price equal to $1.50 per share (subject to adjustment).

The Amended Purchase Agreement provides that, in the event that the Company has not fully and irrevocably discharged all of its obligations under the April Note on or prior to the Maturity Date, the Company is obligated to issue 200,000 additional shares of its Common Stock (the “Fee Extension Shares”) to the Purchaser.  Under the Amended Purchase Agreement, the Company is obligated to register the April Commitment Shares, the shares issuable upon conversion of accrued interest on the April Note and the Fee Extension Shares pursuant to a registration statement with the SEC no later than 45 days after April 5, 2017.  In addition, the Amended Purchase Agreement modified the conversion rate applicable upon the conversion of 50% of the accrued interest on the Note from $2.00 per share to $1.50 per share.

Amendment No. 2 to the Warrant Agreement

In connection with its entry into the Amended Purchase Agreement, the Company entered into Amendment No. 2 to the Warrant Agreement (the “Second Amendment”).  The Second Amendment modified the initial exercise price under the Warrant Agreement from $1.35 per share (subject to adjustment) to $1.00 per share (subject to adjustment).  In addition, the Second Amendment allows the holder of the Warrant to purchase up to 4,527,537 shares of the Company’s Common Stock.

Amendment No. 1 to the Subordination Agreement

As previously reported on its Current Report on Form 8-K filed with the SEC on January 31, 2017, the Company entered into a Subordination Agreement, by and among the Company, the Purchaser, certain subsidiaries of the Company and MidCap Funding X Trust, pursuant to which the parties thereto agreed that the obligations of the Company to the Purchaser under the Purchase Agreement and under the Note shall be subordinate to the Company’s obligations to MidCap Funding X Trust, as successor-by-assignment to Midcap Financial Trust, under those certain

Credit and Security Agreements, entered into on April 8, 2015, which agreements the Company, the subsidiaries of the Company, and MidCap Funding X Trust are a party to.  In connection with its entry into the Amended Purchase Agreement, the Company, the Purchaser, certain subsidiaries of the Company and MidCap Funding X Trust entered into Amendment No. 1 to the Subordination Agreement (the “Amended Subordination Agreement”), pursuant to which the parties agreed that the obligations of the Company to the Purchaser under the April Note shall also be subordinate to the Company’s obligations to MidCap Funding X Trust.

Second Amendment to Stock Purchase Agreement

On April 5, 2017, the Company entered into a Second Amendment to Stock Purchase Agreement (the “Amended SPA”) with the holder of its Series D Redeemable Convertible Preferred Stock (the “Series D Shares”), pursuant to which the Company used a portion of the proceeds it received in connection with its entry into the Amended Purchase Agreement to redeem 62 shares of its Series D Shares.  The Series D Shares were redeemed for an aggregate redemption price of $1,500,000 plus 300,000 free trading shares of the Company’s Common Stock.  Following the redemption of the 62 Series D Shares, no additional Series D Shares remain outstanding.

A copy of the Amended Purchase Agreement, the April Note, the Second Amendment, the Amended Subordination Agreement and the Amended SPA are filed with this Current Report on Form 8-K as Exhibits 10.1, 4.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference, and the foregoing descriptions of such documents and the transactions contemplated thereby are qualified in their entirety by reference thereto.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuance of 667,905 shares of Common Stock and the issuance of the April Note to the Purchaser pursuant to the Amended Purchase Agreement, is incorporated herein by reference. Such issuances were undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	April Note, dated April 5, 2017, issued to the Purchaser
10.1	Amended Purchase Agreement, dated April 5, 2017, by and among the Company, the Purchaser and certain subsidiaries of the Company
10.2	Second Amendment, dated April 5, 2017, by and among the Company and the Purchaser
10.3	Amended Subordination Agreement, dated April 5, 2017, by and among Midcap Funding X Trust, the Purchaser, the Company and certain subsidiaries of the Company
10.4	Amended SPA, dated April 5, 2017, by and among the Company and the holder of the Series D Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2017	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Executive Chairman